UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02. The financial information referred to therein is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE

Effective in its first fiscal quarter of 2011, Tyco International Ltd. (the “Company”) reorganized its reportable segments to more closely align with its reporting and management structure following certain portfolio refinement actions taken in fiscal 2010.  Under the new reporting structure, the former Safety Products reportable segment has been split between the former ADT Worldwide and former Fire Protection Services reportable segments. The new Tyco Security Solutions reportable segment consists of (i) the former ADT Worldwide reportable segment and (ii) the portion of the Safety Products reportable segment that manufactured security products including intrusion, security, access control and video management systems. The new Tyco Fire Protection reportable segment consists of (i) the former Fire Protection Services reportable segment and (ii) the remainder of the Safety Products reportable segment, which included the fire suppression, building products and life safety products businesses.  The Electrical and Metal Products reportable segment will continue to be reported separately until the completion of the sale of a majority interest in it is completed, which is expected to occur in the first fiscal quarter of 2011.  Following the completion of the sale, the Company will account for its remaining interest in the business under the equity method, and the Company’s three reporting segments will be:

•                  Tyco Security Solutions,

•                  Tyco Fire Protection, and

•                  Tyco Flow Control.

Because the operating results of our new reportable segments for each quarter of 2010 will not be reported until we file our Form 10-Q for each of the comparable quarters of 2011, management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance for the new reportable segments.  As a result, the Company is furnishing this Current Report on Form 8-K to supplement financial disclosures included in the Company’s previously filed reports and to recast previously disclosed information under the new reporting structure.  The recasting of the previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net income, earnings per share, cash flows, operating income or total assets or liabilities for any of the previously reported periods. The recast financial information presented herein should be read in conjunction with previously filed reports. The disclosures on the attached schedule are limited to generally accepted accounting principles (“GAAP”) revenue and operating income and non-GAAP organic revenue and operating income.

The unaudited financial information furnished with this report and incorporated by reference includes the consolidated net revenue and operating income by reportable segment of the Company for the fiscal quarters ended September 24, 2010, June 25, 2010, March 26, 2010, December 25, 2009, September 25, 2009, June 26, 2009, March 27, 2009, and December 26, 2008, and for the fiscal years ended September 24, 2010, and September 25, 2009, along with the reconciliation of non-GAAP financial measures to GAAP financial measures for operating income (loss) before special items and organic revenue by reportable segment.

Non-GAAP Measure

“Organic revenue” and “operating income before special items” are non-GAAP measures and should not be considered replacements for GAAP results.  Organic revenue is a useful measure used by the Company to measure the underlying results and trends in the business. The difference between reported net revenue (the most comparable GAAP measure) and organic revenue (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures, and other changes that do not reflect the underlying results and trends (for example, revenue reclassifications and changes to the fiscal year). Organic revenue is a useful measure of the Company’s performance because it excludes items that: i) are not completely under management’s control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying results of the Company’s existing businesses, such as acquisitions and divestitures. It may be used as a component of the Company’s compensation programs. The limitation of this measure is that it excludes items that have an impact on the Company’s revenue. This limitation is best addressed by using organic revenue in combination with the GAAP numbers.

Operating income before special excludes certain items from GAAP operating income. Special items include charges and gains related to divestitures, acquisitions, restructurings, impairments, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the Company or business segment, as applicable. The Company utilizes operating income before special items to assess overall operating performance and segment level core operating performance, as well as to provide insight to management in evaluating overall and segment operating plan execution and underlying market conditions. The measure may be used as a component in the Company’s incentive compensation plans. Operating income before special items is a useful measures for investors because it permits more meaningful comparisons of the Company’s underlying operating results and business trends between periods. The difference between operating income before special items and operating income (the most comparable GAAP measure) consists of the impact of charges and gains related to divestitures, acquisitions, restructurings, impairments, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the impact (which may be material) of items that increase or decrease the Company’s reported operating income. This limitation is best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results.

Forward-Looking Statement

This Current Report on Form 8-K includes a forward-looking statement relating to the Company’s anticipated divestiture of a majority stake in its Electrical and Metal Products business that is based on management’s current beliefs, assumptions, and available information. Forward-looking statements involve risks, uncertainties, and assumptions. Actual results may differ materially from those expressed in forward-looking statements and the Company has no intention of updating such statements. The Company discloses risks involved with its portfolio refinement activities in the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended September 24, 2010 filed with the Securities and Exchange Commission, including the risks that acquisitions and dispositions may not be consummated on time and the benefits of such transactions may not accrue to the Company as expected.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Supplementary Financial Information Regarding Fiscal 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ Carol Anthony Davidson
Carol Anthony Davidson
Senior Vice-President, Controller and Chief Accounting Officer

Date: December 14, 2010